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                               Rembrandt Funds(R)

                      Supplement dated October 11, 1996 to
            Statement of Additional Information dated April 30, 1996

  This Supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in conjunction with such Statement of Additional Information.


  The Board of Trustees of the Rembrandt Funds(R) (the "Trust") approved the following changes to the Trust's restricted securities and illiquid securities guidelines at their September 20, 1996 meeting.

  The first two sentences under the heading Restricted Securities on page 11 of the Statement of Additional Information should be replaced with the following:

       "Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Up to 10% of a Fund's assets may consist of restricted securities that are illiquid, and the Advisor may invest up to an additional 5% of the total assets of a Fund in restricted securities provided it determines that at the time of investment such securities are not illiquid (generally, an illiquid security cannot be disposed of within seven days in the ordinary couse of business at its full value), based on guidelines and procedures developed and established by the Board of Trustees of the Trust."

  The first sentence under #2 under the heading Non-Fundamental Policies on page 15 in the Statement of Additional Information should be replaced with the following:

  [No Fund may]

  "2. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's assets (except for all Money Market Funds for which the limit is 10%)."

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  The When-Issued Securities section on page 11 and the Swaps, Caps and Floors section on page 13 of the Statement of Additional Information have been revised to
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  remove the requirement that any segregated account maintained by the Trust in connection with these investments contain high grade debt securities.



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  The first two paragraphs under The Administrator section on page 19 of the
  Statement of Additional Information should be replaced with the following:

     "The Trust and SEI Fund Resources (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI") have entered into an Administration Agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

     "The Administrator, a Delaware business trust, has its principal business offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. SEI Financial Management Corporation ("SFM"), a wholly-owned subsidiary of SEI Corporation ("SEI"), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds: The Achievement Funds Trust; The Advisors' Inner Circle Fund; The Arbor Fund; ARK Funds; Bishop Street Funds; CoreFunds, Inc.; CrestFunds, Inc.; CUFUND; FMB Funds, Inc.; First American Funds, Inc.; First American Investment Funds, Inc.; Inventor Funds, Inc; Marquis Funds(R); Monitor Funds; Morgan Grenfell Investment Trust; The PBHG Funds, Inc.; The Pillar Funds; 1784 Funds(R); SEI Asset Allocation Trust; SEI Daily Income Trust; SEI Index Funds; SEI Institutional Investments Trust; SEI Institutional Managed Trust; SEI International Trust; SEI Liquid Asset Trust; SEI Tax Exempt Trust; Stepstone Funds; STI Classic Funds; STI Classic Variable Trust; and Turner Funds."


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE